Supplement to the
Fidelity Destiny® Portfolios:
Fidelity® Advisor Capital Development Fund (formerly Destiny II) - Class A
January 29, 2007
Prospectus

The following information replaces the similar information found under the heading "Average Annual Returns - Plan" in the "Fund Summary" section on page F-4.

For the periods ended December 31, 2005	Past 1 year	Past 5 years	Life of PlanA
Destiny Plans II: N	-49.07%	-1.98%	-2.11%

A From April 30, 1999.

DESIIN-07-02 April 20, 2007
1.808151.106